DATED                       5 MAY 2014
------------
DEED OF NOVATION, AMENDMENT AND RESTATEMENT

between

GEVERAN TRADING CO. LTD

and

PORTFOLIO RECOVERY ASSOCIATES, INC

and

PRA HOLDING IV, LLC

and

TEKÅGEL INVEST 742 AS

CONTENTS

CLAUSE

PREAMBLE		3
1.	Definitions and interpretation......................................................	4
2.	Novation of the Original SPA......................................................	4
3.	Amendment of the Original SPA.................................................	5
4.	Warranties....................................................................................	5
5.	Further Assurance........................................................................	6
6.	Variations.....................................................................................	6
7.	Invalidity......................................................................................	6
8.	Miscellaneous..............................................................................	6
9.	Third Party Rights.......................................................................	7
10.	Whole Agreement........................................................................	7
11.	Governing law and jurisdiction...................................................	8
APPENDIX 1		10

THIS DEED is dated 5 May 2014
PARTIES

(1)
GEVERAN TRADING CO. LTD, a company incorporated under the laws of Cyprus, with address at Deana Beach Apartments, Block 1, 4th Floor, Promachon Eleftherias Street, Ayios Athanasios, CY-4103 Limassol, Cyprus (the Seller);

(2)	PRA HOLDING IV, LLC, a limited liability company organised under the laws of Virginia, with address at 120 Corporate Boulevard, Norfolk, VA 23502, United States of America (the Exiting Purchaser);

(3)
TEKÅGEL INVEST 742 AS, a company incorporated under the laws of Norway with registration number 913 269 128 with address at c/o Ståle R Kristiansen, Haakon VII’s gate 10, 0161 Oslo, Norway (the Incoming Purchaser); and

(4)	PORTFOLIO RECOVERY ASSOCIATES, INC., a company incorporated under the laws of Delaware, with address at 120 Corporate Boulevard, Norfolk, VA 23502, United States of America (the Purchaser Guarantor),
(each a Party in this Deed and together, the Parties).

PREAMBLE
(A)The Seller, the Exiting Purchaser and the Purchaser Guarantor (the Original SPA Parties) entered into a sale and purchase agreement dated 19 February 2014 (the Original SPA) pursuant to which the Seller agreed to sell, and the Exiting Purchaser agreed to purchase (or procure the purchase of), the Shares on the terms and subject to the conditions of the Original SPA.
(B)    At the time of execution of the Original SPA, it was contemplated by the Original SPA Parties that, at any time prior to Closing, the Exiting Purchaser may transfer its rights and obligations as purchaser under the Original SPA (and its rights under the disclosure letter dated 19 February 2014 (the Disclosure Letter)) to a wholly owned subsidiary of the Purchaser Guarantor. The Incoming Purchaser is a wholly owned subsidiary of the Purchaser Guarantor.
(C)    The Parties have agreed that the Original SPA (and the Disclosure Letter) shall be novated on the terms set out in this deed of novation, amendment and restatement (this Deed) such that the Exiting Purchaser shall be released and discharged from its obligations under, and the Incoming Purchaser shall have the rights and benefits and assume the obligations of the Exiting Purchaser under, the Original SPA (and the Disclosure Letter, as applicable) on an ab initio basis as if the Incoming Purchaser had at all times been a party to the Original SPA (and the Disclosure Letter) as the purchaser under the Original SPA.
(D)    The Parties have agreed to amend and restate the Original SPA in the form set out in Appendix A to this Deed (the Amended and Restated SPA) such that the Amended and Restated SPA shall replace the Original SPA as if the Original SPA was in the form of the Amended and Restated SPA when originally entered into.

AGREED TERMS

1.	DEFINITIONS AND INTERPRETATION
Unless otherwise defined herein, defined words and expressions used in this Deed shall have the meaning given to them in Schedule 14 of the Amended and Restated SPA.

2.	NOVATION OF THE ORIGINAL SPA
In consideration of the mutual undertakings contained in this Deed, and with effect from the date of this Deed (the Effective Date):

(a)	the Original SPA Parties and the Incoming Purchaser agree that:

(i)
the Exiting Purchaser shall cease to be a party to the Original SPA and the Incoming Purchaser shall become a party to the Original SPA in place of the Exiting Purchaser (as the purchaser under the Original SPA) on an ab initio basis as if the Incoming Purchaser had at all times been a party to the Original SPA instead of the Exiting Purchaser;

(ii)
the Exiting Purchaser is hereby released and discharged from all claims, demands, liabilities and obligations under the Original SPA (howsoever arising and whether arising on, before or after the Effective Date); and

(iii)	the Incoming Purchaser shall enjoy all the rights and benefits of the Exiting Purchaser (including any accrued rights or claims as at the Effective Date);

(b)
the Incoming Purchaser undertakes to the Seller to accept, observe, perform and discharge all the liabilities and obligations of the Exiting Purchaser under the Original SPA (however arising and whether arising on, before or after the Effective Date) in place of, and as if it had always been a party thereto instead of, the Exiting Purchaser;

(c)
the Purchaser Guarantor reconfirms its guarantee to the Seller in respect of the purchaser under, and on the terms set out in, the Original SPA (the Guarantee) and undertakes to observe, perform and discharge all its liabilities and obligations under the Guarantee in respect of the liabilities and obligations of the Incoming Purchaser under the Original SPA (however arising and whether arising on, before or after the Effective Date) in place of, and as if the Incoming Purchaser had always been a party thereto instead of, the Exiting Purchaser; and

(d)
the Seller, the Exiting Purchaser and the Incoming Purchaser agree that the Exiting Purchaser shall cease to be a party to the Disclosure Letter and the Incoming Purchaser shall become a party to the Disclosure Letter in place of the Exiting Purchaser on an ab initio basis as if the Incoming Purchaser had at all times been a party to the Disclosure Letter instead of the Exiting Purchaser.

3.	AMENDMENT OF THE ORIGINAL SPA AND CROSS REFERENCES

3.1
With effect from the Effective Date, and following the novation of the Original SPA set out in clause 2 above, each of the Seller, the Incoming Purchaser and the Purchaser Guarantor agree that the Amended and Restated SPA shall amend and restate the Original SPA in its entirety. The rights and obligations of each of the Seller, the Incoming Purchaser and the Purchaser Guarantor under the Amended and Restated SPA shall be as if the Original SPA was in the form of the Amended and Restated SPA when originally entered into.

3.2
For the avoidance of doubt, the Parties agree that references in the Disclosure Letter to the Original SPA shall be deemed to be references to the Original SPA as novated and amended and restated by this Deed, and that references in the Amended and Restated SPA to the Disclosure Letter shall be deemed to be references to the Disclosure Letter as novated by this Deed.

4.	WARRANTIES

4.1
The Seller acknowledges and accepts that the Incoming Purchaser is replacing the Exiting Purchaser in respect of the Original SPA and is acting in reliance upon the warranties and undertakings given in the Original SPA. If, notwithstanding the novation set out in clause 2 above, the Exiting Purchaser retains any rights or benefits under the Original SPA, it hereby irrevocably assigns such rights or benefits to the Incoming Purchaser and hereby releases the Seller from any liabilities or obligations to it in respect of such rights or benefits.

4.2
Each Party warrants to the other Party that each of the warranties set out below is true and accurate in all respects and not misleading as at the date of this Deed in respect of itself (only) by reference to the facts and circumstances existing on the Effective Date:

(a)	it is validly incorporated, in existence and duly registered under the laws of its jurisdiction and has full power to conduct its business as conducted at the date of this Deed;

(b)
it has obtained all corporate authorisations and other governmental, statutory, regulatory or other consents, licences and authorisations required to empower it to enter into and perform its obligations under this Deed;

(c)	entry into and performance of this Deed will not: (i) breach any provision of its Constitutional Documents; or (ii) result in a breach of any laws or regulations in its jurisdiction of incorporation or of any order, decree or judgment of any court or any governmental or regulatory authority;

(d)
it is not insolvent or bankrupt under the laws of its jurisdiction of incorporation, unable to pay its debts as they fall due or has proposed or is liable to any arrangement (whether by court process or otherwise) under which its creditors (or any group of them) would receive less than the amounts due to them. There are no proceedings in relation to any compromise or arrangement with creditors or any winding up, bankruptcy or insolvency proceedings concerning it and no events have occurred which would justify such proceedings. No steps have been taken to enforce any security over any of its assets and no event has occurred to give the right to enforce such security; and

(e)
so far as it is aware, it is not subject to any order, judgment, direction, investigation or other proceedings by any Governmental Entity which will, or are likely to, prevent or delay the fulfilment of this Deed.

5.	FURTHER ASSURANCE
Each Party shall perform, or procure the performance of, all further acts and things and execute and deliver, or procure the execution and delivery of, such further documents as may be required by law or be necessary or reasonably desirable to implement and give effect to this Deed.

6.	VARIATIONS
No amendment of this Deed shall be valid unless it is in writing and duly executed by or on behalf of all of the Parties to it.

7.	INVALIDITY
Each of the provisions of this Deed is severable. If any such provision is held to be or becomes invalid or unenforceable under the law of any jurisdiction, the Parties shall use all reasonable endeavours to replace it with a valid and enforceable substitute provision the effect of which is as close to its intended effect as possible.

8.	MISCELLANEOUS
This Deed may be executed in any number of counterparts and by each Party on separate counterparts, but all the counterparts together shall constitute one and the same agreement. Delivery of a counterpart of this Deed by e-mail attachment or telecopy shall be an effective mode of delivery.

9.	THIRD PARTY RIGHTS
A person who is not a Party to this Deed shall not have any rights under the Contracts (Rights of Third Parties) Act 1999 to enforce, or enjoy the benefit of, any term of this Deed.

10.	WHOLE AGREEMENT
This Deed and the other Transaction Documents together set out the whole agreement between the Parties in respect of the sale and purchase of the Shares and supersede any prior agreement (whether oral or written) relating to the Proposed Transaction. It is agreed that:

(a)
no Party shall have any claim or remedy in respect of any statement, representation, warranty or undertaking made by or on behalf of the other Party (or any of its Connected Persons) in relation to the Proposed Transaction which is not expressly set out in this Deed or any other Transaction Document;

(b)
any terms or conditions implied by law in any jurisdiction in relation to the Proposed Transaction are excluded to the fullest extent permitted by law or, if incapable of exclusion, any right, or remedies in relation to them are irrevocably waived;

(c)
the only right or remedy of a Party in relation to any provision of this Deed or any Transaction Document shall be for breach of this Deed or the relevant Transaction Document and/or a claim under any indemnity, undertaking or covenant in this Deed or the relevant Transaction Document; and

(d)
except for any liability in respect of a breach of this Deed or any Transaction Document, no Party (or any of its Connected Persons) shall owe any duty of care or have any liability in tort or otherwise to the other Party (or its respective Connected Persons) in relation to the Proposed Transaction, provided that this clause shall not exclude any liability for (or remedy in respect of) fraud or fraudulent misrepresentation. Each Party agrees to the terms of this clause 10 on its own behalf and as agent for each of its Connected Persons. For the purpose of this clause, Connected Persons means (in relation to a Party) the officers, employees, agents and advisers of that Party or any of its Affiliates.

11.	GOVERNING LAW AND JURISDICTION

11.1	This Deed and any non-contractual obligations arising out of or in connection with this Deed shall be governed by, and interpreted in accordance with, English law.

11.2
The English courts shall have exclusive jurisdiction in relation to all disputes arising out of or in connection with this Deed (including claims for set-off and counterclaims), including disputes arising out of or in connection with: (i) the creation, validity, effect, interpretation, performance or non-performance of, or the legal relationships established by, this Deed; and (ii) any non-contractual obligations arising out of or in connection with this Deed. For such purposes each Party irrevocably submits to the jurisdiction of the English courts, waives any objections to the jurisdiction of those courts and irrevocably agrees that a judgment or order of the English courts in connection with this Deed is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction.

11.3
The Seller shall at all times maintain an agent for service of process and any other documents in proceedings in England or any other proceedings in connection with this Deed. Such agent shall be Frontline Corporate Services Limited (London) of 13th Floor, One America Square, 17 Crosswell, London EC3N 2LB and any claim form, judgment or other notice of legal process shall be sufficiently served on the Seller if delivered to such agent at its address for the time being. The Seller irrevocably undertakes not to revoke the authority of this agent and if the Purchaser, acting reasonably, requests the Seller to do so it shall promptly appoint another such agent with an address in England and advise the Purchaser. If, following such a request, the Seller fails to appoint another agent, the Purchaser shall be entitled to appoint one on behalf of the Seller at the Seller’s expense.

11.4
The Purchaser shall at all times maintain an agent for service of process and any other documents in proceedings in England or any other proceedings in connection with this Deed. Such agent shall be Portfolio Recovery Associates UK Ltd of 58 Portland Street, Kilmarnock, KA1 1JG and any claim form, judgment or other notice of legal process shall be sufficiently served on the Purchaser if delivered to such agent at its address for the time being. The Purchaser irrevocably undertakes not to revoke the authority of this agent and if the Seller, acting reasonably, requests the Purchaser to do so it shall promptly appoint another such agent with an address in England and advise the Seller. If, following such a request, the Purchaser fails to appoint another agent, the Seller shall be entitled to appoint one on behalf of the Purchaser at the Purchaser’s expense.

This Agreement is executed and delivered as a DEED by duly authorised representatives of the Parties on the Effective Date.

SIGNATURE

EXECUTED and DELIVERED as a DEED                 )
for and on behalf of GEVERAN TRADING CO. LTD     )
a company incorporated in Cyprus,                               )
in accordance with the laws of that territory                      )           …/s/..Dimitris Hannas

EXECUTED and DELIVERED as a DEED                 )
for and on behalf of PRA HOLDING IV, LLC         )
a company incorporated in the United States of America  )
in accordance with the laws of that territory                      )           …/s/Judith Scott

EXECUTED and DELIVERED as a DEED                 )
for and on behalf of TEKÅGEL INVEST 742 AS     )
a company incorporated in Norway             )
in accordance with the laws of that territory                      )           …/s/.Steven D. Fredrickson

EXECUTED and DELIVERED as a DEED                 )
for and on behalf of
PORTFOLIO RECOVERY ASSOCIATES, INC.     )
a company incorporated in the United States of America      )
in accordance with the laws of that territory                      )           …/s/.Steven D. Fredrickson

APPENDIX 1

AMENDED AND RESTATED SPA

Attached.